AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
GENERATIONSTM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED OCTOBER 24, 2001
TO
PROSPECTUS
DATED MAY 1, 2001
AS SUPPLEMENTED SEPTEMBER 4, 2001

          Effective November 1, 2001, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of ceasing future sales of the Contracts.

          On page 1 of the prospectus, the first paragraph is deleted in its entirety and replaced with the following:

American General Life Insurance Company ("AGL") will no longer accept applications after October 31, 2001 for the flexible payment variable and fixed individual deferred annuity contracts (the "Contracts") described in this Prospectus. Your rights as a Generations Owner, including the right to make additional purchase payments, are not affected by this change.